EXHIBIT 99.2

MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
SUMMARY OF UNAUDITED QUARTERLY RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 - AS RESTATED
(in thousands, except per share amounts)

                                                                          For the Quarter Ended                    Year Ended
                                                           -----------------------------------------------------
                                                            March 31,      June 30,    September 30,  December 31,   December 31,
                                                              2004           2004          2004          2004           2004
                                                           ------------  ------------  ------------  ------------   ------------
                                                            (Restated)    (Restated)    (Restated)   (Restated)     (Restated)

Net revenue                                                $   440,176   $   452,104   $   457,954   $   445,168    $ 1,795,402
                                                           ------------  ------------  ------------  ------------   ------------

Cost and expenses:
Cost of care                                                   294,204       301,223       303,368       291,799      1,190,594
Direct service costs and other operating expenses               99,724        92,656        91,006        93,485        376,871
Equity in (earnings) loss of unconsolidated subsidiaries        (1,844)       (1,854)       (1,863)          284         (5,277)
Depreciation and amortization                                   10,249        10,517        10,712        11,011         42,489
Interest expense                                                 9,334         9,056         9,109         9,625         37,124
Interest income                                                   (781)       (1,052)       (1,760)       (2,534)        (6,127)
Stock compensation expense                                      10,777         2,541         2,580         7,254         23,152
Special charges                                                  1,908           626         1,770           734          5,038
                                                           ------------  ------------  ------------  ------------   ------------
Income from continuing operations before income
 taxes and minority interest                                    16,605        38,391        43,032        33,510        131,538
Provision for income taxes                                       5,872        15,023        21,683        22,257         64,835
                                                           ------------  ------------  ------------  ------------   ------------
Income from continuing operations before
 minority interest                                              10,733        23,368        21,349        11,253         66,703
Minority interest, net                                             133           248           163          (197)           347
                                                           ------------  ------------  ------------  ------------   ------------
Income from continuing operations                               10,600        23,120        21,186        11,450         66,356
Income (loss) from discontinued operations                          23           (23)         (507)       (1,534)        (2,041)
                                                           ------------  ------------  ------------  ------------   ------------
Net income (income available to common stockholders)       $    10,623   $    23,097   $    20,679   $     9,916    $    64,315
                                                           ============  ============  ============  ============   ============

Income per common share available to common
stockholders - basic: (A)
     Income from continuing operations                     $      0.30   $      0.65   $      0.60   $      0.33    $      1.88
     Income (loss) from discontinued operations            $         -   $         -   $     (0.02)  $     (0.04)   $     (0.06)
     Net income                                            $      0.30   $      0.65   $      0.58   $      0.29    $      1.82

Income per common share available to common
stockholders - diluted: (A)
     Income from continuing operations                     $      0.29   $      0.64   $      0.58   $      0.31    $      1.83
     Income (loss) from discontinued operations            $         -   $        -    $     (0.01)  $     (0.04)   $     (0.06)
     Net income                                            $      0.29   $      0.64   $      0.57   $      0.27    $      1.77

(A) The summation of the quarterly earnings per share amounts may not equal the total for the year due to rounding differences caused by weighted average shares utilized on a quarterly versus a fiscal year basis.

MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
SUMMARY OF UNAUDITED QUARTERLY RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 - AS RESTATED
(in thousands, except per share amounts)

                                                                                                             Nine Months
                                                                         For the Quarter Ended                  Ended
                                                              --------------------------------------------
                                                                March 31,       June 30,     September 30,  September 30,
                                                                 2005            2005            2005           2005
                                                              ------------    ------------   -------------   ------------
                                                               (Restated)     (Restated)      (Restated)     (Restated)

Net revenue                                                   $   452,754     $   464,544    $    454,266    $ 1,371,564
                                                              ------------    ------------   -------------   ------------

Cost and expenses:
Cost of care                                                      304,208         316,921         299,134        920,263
Direct service costs and other operating expenses                  88,721          90,201          88,012        266,934
Equity in earnings of unconsolidated subsidiaries                  (1,449)         (1,503)         (1,759)        (4,711)
Depreciation and amortization                                      11,218          13,573          12,161         36,952
Interest expense                                                    8,639           8,611           8,711         25,961
Interest income                                                    (3,033)         (3,899)         (4,995)       (11,927)
Stock compensation expense                                          3,750           4,419           3,855         12,024
Special benefits                                                        -               -            (556)          (556)
                                                              ------------    ------------   -------------   ------------
Income from continuing operations before income
 taxes and minority interest                                       40,700          36,221          49,703        126,624
Provision for income taxes                                         17,552          15,316          16,828         49,696
                                                              ------------    ------------   -------------   ------------
Income from continuing operations before
 minority interest                                                 23,148          20,905          32,875         76,928
Minority interest, net                                                 68               4             (25)            47
                                                              ------------    ------------   -------------   ------------
Income from continuing operations                                  23,080          20,901          32,900         76,881
Income from discontinued operations                                    14             816             696          1,526
                                                              ------------    ------------   -------------   ------------
Net income (income available to common stockholders)          $    23,094     $    21,717    $     33,596    $    78,407
                                                              ============    ============   =============   ============

Income per common share available to common
stockholders - basic: (A)
     Income from continuing operations                        $      0.66     $      0.59    $       0.90    $      2.15
     Income from discontinued operations                      $         -     $      0.02    $       0.02    $      0.04
     Net income                                               $      0.66     $      0.61    $       0.92    $      2.19

Income per common share available to common
stockholders - diluted: (A)
     Income from continuing operations                        $      0.63     $      0.57    $       0.87    $      2.07
     Income from discontinued operations                      $         -     $      0.02    $       0.02    $      0.04
     Net income                                               $      0.63     $      0.59    $       0.89    $      2.11

(A) The summation of the quarterly earnings per share amounts may not equal the total for the year due to rounding differences caused by weighted average shares utilized on a quarterly versus a fiscal year basis.

MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
SCHEDULE OF RESTATEMENT ADJUSTMENTS TO THE UNAUDITED QUARTERLY RESULTS OF OPERATIONS BY QUARTER FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004
(in thousands, except per share amounts)

                                                                           For the Quarter Ended                        Year Ended
                                                           ---------------------------------------------------------
                                                            March 31,      June 30,     September 30,   December 31,   December 31,
                                                              2004           2004           2004           2004           2004
                                                           ------------   ------------   ------------   ------------   ------------
Net revenue                                                $         -    $         -    $         -    $         -    $         -
                                                           ------------   ------------   ------------   ------------   ------------

Cost and expenses:
Cost of care                                                         -              -              -              -              -
Direct service costs and other operating expenses                    -              -              -              -              -
Equity in (earnings) loss of unconsolidated subsidiaries             -              -              -              -              -
Depreciation and amortization                                        -              -              -              -              -
Interest expense                                                     -              -              -              -              -
Interest income                                                      -              -              -              -              -
Stock compensation expense                                           -              -              -              -              -
Special charges                                                      -              -              -              -              -
                                                           ------------   ------------   ------------   ------------   ------------
Income from continuing operations before income
 taxes and minority interest                                         -              -              -              -              -
Provision for income taxes                                       2,304          5,327          5,971          4,649         18,251
                                                           ------------   ------------   ------------   ------------   ------------
Income from continuing operations before
 minority interest                                              (2,304)        (5,327)        (5,971)        (4,649)       (18,251)
Minority interest, net                                               4              8              6             (4)            14
                                                           ------------   ------------   ------------   ------------   ------------
Income from continuing operations                               (2,308)        (5,335)        (5,977)        (4,645)       (18,265)
Income (loss) from discontinued operations                          (7)             8            100         (5,893)        (5,792)
                                                           ------------   ------------   ------------   ------------   ------------
Net income (income available to common stockholders)       $    (2,315)   $    (5,327)   $    (5,877)   $   (10,538)   $   (24,057)
                                                           ============   ============   ============   ============   ============

Income per common share available to common
stockholders - basic: (A)
     Income from continuing operations                     $     (0.07)   $     (0.15)   $     (0.17)   $     (0.13)   $     (0.51)
     Income (loss) from discontinued operations            $         -    $         -    $         -    $     (0.16)   $     (0.17)
     Net income                                            $     (0.07)   $     (0.15)   $     (0.17)   $     (0.29)   $     (0.68)

Income per common share available to common
stockholders - diluted: (A)
     Income from continuing operations                     $     (0.06)   $     (0.14)   $     (0.16)   $     (0.13)   $     (0.50)
     Income (loss) from discontinued operations            $         -    $         -    $         -    $     (0.16)   $     (0.16)
     Net income                                            $     (0.06)   $     (0.14)   $     (0.16)   $     (0.29)   $     (0.66)

(A) The summation of the quarterly earnings per share amounts may not equal the total for the year due to rounding differences caused by weighted average shares utilized on a quarterly versus a fiscal year basis.

MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
SCHEDULE OF RESTATEMENT ADJUSTMENTS TO THE UNAUDITED QUARTERLY RESULTS OF OPERATIONS BY QUARTER FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(in thousands, except per share amounts)

                                                                                                             Nine Months
                                                                            For the Quarter Ended               Ended
                                                              --------------------------------------------
                                                               March 31,       June 30,      September 30,   September 30,
                                                                 2005            2005            2005           2005
                                                              ------------    ------------   -------------   ------------

Net revenue                                                   $         -     $         -    $          -    $         -
                                                              ------------    ------------   -------------   ------------

Cost and expenses:
Cost of care                                                            -               -               -              -
Direct service costs and other operating expenses                       -               -               -              -
Equity in earnings of unconsolidated subsidiaries                       -               -               -              -
Depreciation and amortization                                           -               -               -              -
Interest expense                                                        -               -               -              -
Interest income                                                         -               -               -              -
Stock compensation expense                                              -               -               -              -
Special benefits                                                        -               -               -              -
                                                              ------------    ------------   -------------   ------------
Income from continuing operations before income
 taxes and minority interest                                            -               -               -              -
Provision for income taxes                                            488             434             595          1,517
                                                              ------------    ------------   -------------   ------------
Income from continuing operations before minority interest           (488)           (434)           (595)        (1,517)
Minority interest, net                                                  -               -               -              -
                                                              ------------    ------------   -------------   ------------
Income from continuing operations                                    (488)           (434)           (595)        (1,517)
Income from discontinued operations                                   (34)           (504)           (208)          (746)
                                                              ------------    ------------   -------------   ------------
Net income (income available to common stockholders)          $      (522)    $      (938)   $       (803)   $    (2,263)
                                                              ============    ============   =============   ============

Income per common share available to common
stockholders - basic: (A)
     Income from continuing operations                        $     (0.01)    $     (0.01)   $      (0.02)   $     (0.04)
     Income from discontinued operations                      $         -     $     (0.02)   $          -    $     (0.02)
     Net income                                               $     (0.01)    $     (0.03)   $      (0.02)   $     (0.06)

Income per common share available to common
stockholders - diluted: (A)
     Income from continuing operations                        $     (0.01)    $     (0.01)   $      (0.02)   $     (0.04)
     Income from discontinued operations                      $         -     $     (0.02)   $          -    $     (0.02)
     Net income                                               $     (0.01)    $     (0.03)   $      (0.02)   $     (0.06)

(A) The summation of the quarterly earnings per share amounts may not equal the total for the year due to rounding differences caused by weighted average shares utilized on a quarterly versus a fiscal year basis.